UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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PUTNAM MANAGED MUNICIPAL INCOME TRUST PUTNAM MASTER INTERMEDIATE INCOME TRUST PUTNAM MUNICIPAL OPPORTUNITIES TRUST PUTNAM PREMIER INCOME TRUST
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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We Need Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

Voting Options

See enclosed voting card for instructions.

Online

Phone

Mail

A world of investing.™

Putnam INVESTMENTS

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A message from Putnam
Investments and the Trustees
of the Putnam funds

Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam Premier Income Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold their annual shareholder meetings on April 26, 2024 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the annual shareholder meeting on April 26, 2024, and vote your shares during the meeting with respect to the following matters:

1. Fixing the number of Trustees at 12 and electing Trustees.

Shareholders of each fund are being asked to fix the number of Trustees at 12 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and overseeing the voting of proxies for the fund’s portfolio securities. All but two of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”).

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2. Converting Putnam Managed Municipal Income Trust to an open-end investment company and approving certain related amendments to its Declaration of Trust (Putnam Managed Municipal Income Trust shareholders only).

Putnam Managed Municipal Income Trust’s governing documents require the fund to submit for a shareholder vote a proposal to convert the fund to an open-end investment company if the fund’s common shares have traded at an average discount of more than 10% from its net asset value (“NAV”) per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each week). The Trustees recommend that shareholders of Putnam Managed Municipal Income Trust vote against converting the fund at this time. As discussed in this proxy statement, the Trustees believe that Putnam Managed Municipal Income Trust’s status as a closed-end fund offers potential investment benefits, including the ability to remain more fully invested in longer-term, higher-yielding securities. The Trustees do not believe that recent discount levels currently justify abandoning the advantages of the closed-end structure through conversion to an open-end investment company.

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-800-967-5051 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

March 25, 2024

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Table of Contents

Notice of Annual Meeting of Shareholders	7
Trustees’ Recommendations	8
The Proposals	9
1a. FIXING THE NUMBER OF TRUSTEES AT 12	9
1b. ELECTING TRUSTEES	9
2. CONVERTING PUTNAM MANAGED MUNICIPAL INCOME TRUST TO AN OPEN-END INVESTMENT COMPANY AND APPROVING CERTAIN RELATED AMENDMENTS TO ITS DECLARATION OF TRUST	27
Further Information About Voting and the Annual Meeting	35
Fund Information	40

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-800-967-5051 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 26, 2024.

The proxy statement is available at https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf.

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Notice of Annual Meeting of Shareholders

To the Shareholders of:

PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting.

The annual meeting of shareholders of your fund will be held on April 26, 2024 at 11:00 a.m., Boston time, at the principal offices of the funds, 100 Federal Street, Boston, MA 02110, to consider the following proposals:

Proposal	Proposal Description	Affected Funds
1a.	Fixing the number of Trustees at 12.	All funds
1b.	Electing Trustees.	All funds
2.	Converting Putnam Managed Municipal Income Trust to an open-end investment company and approving certain related amendments to its Declaration of Trust.	Only Putnam Managed Municipal Income Trust

As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting.

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair Barbara M. Baumann, Vice Chair

Liaquat Ahamed	George Putnam III
Katinka Domotorffy	Robert L. Reynolds
Catharine Bond Hill	Manoj P. Singh
Jennifer Williams Murphy	Mona K. Sutphen
Marie Pillai	Jane E. Trust

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

March 25, 2024

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Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-800-967-5051 or call your financial advisor.

Proposal	Proposal Description	Affected Funds
1a.	Fixing the number of Trustees at 12.	All funds
1b.	Electing Trustees.	All funds
2.	Converting Putnam Managed Municipal Income Trust to an open-end investment company and approving certain related amendments to its Declaration of Trust.	Only Putnam Managed Municipal Income Trust

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust for use at each fund’s annual meeting of shareholders to be held on April 26, 2024 and, if your fund’s meeting is adjourned, or postponed, at any later sessions, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous page). The Notice of Annual Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about March 25, 2024.

How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1a. FOR fixing the number of Trustees at 12;

1b. FOR electing your fund’s nominees for Trustees.

2. AGAINST converting Putnam Managed Municipal Income Trust to an open-end investment company and approving certain related amendments to its Declaration of Trust.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on February 14, 2024 (the “Record Date”) are entitled to be present and to vote at the annual meeting or, if it is adjourned, at any later sessions. Shareholders of each fund vote separately with respect to each proposal.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the only funds with outstanding preferred shares, the holders of preferred shares and holders of common shares for each fund will vote together as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’

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recommendations. If any other business properly comes before your fund’s annual meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 12

Each fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the fund’s Board of Trustees (the “Board”) at each annual meeting. Each fund currently has 12 Trustees on its Board. The Board, based on the recommendation of its Board Policy and Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 12.

For each fund, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees. In the case of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the holders of common and preferred shares vote together as a single class for Proposal 1a.

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 12.

1b. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for recommending nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that you vote for the election of the nominees described in the following pages. All of the nominees are currently Trustees of your fund and all of the other funds in the Putnam family of funds.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust only.

Pursuant to the Amended and Restated Bylaws of each fund and provisions of the 1940 Act governing the issuance of preferred shares, holders of the preferred shares of your fund, voting as a separate class, are at all times entitled to elect two nominees for Trustees. Ms. Domotorffy and Mr. Putnam have been nominated for election as Trustees by the holders of the preferred shares, voting as a separate class, while the other nominees have been nominated for election by the holders of the preferred shares and common shares voting together as a single class.

Biographical Information For The Funds’ Nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds (collectively, the “Putnam funds”) and other funds advised by one or more affiliates of Putnam Management. As of December 31, 2023, there were 105 Putnam funds, including 89 mutual funds, 4 closed-end funds and 12 exchange-traded funds. Each of the Trustee nominees currently serves as a Trustee overseeing all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management. The address of all of the nominees is 100 Federal Street, Boston, Massachusetts 02110.

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Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed (Born 1952), Trustee since 2012	Author; won Pulitzer Prize for Lords of Finance: The Bankers Who Broke the World.	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization; and a Trustee of the Journal of Philosophy.
Barbara M. Baumann (Born 1955), Trustee since 2010, Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children’s Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.
Katinka Domotorffy (Born 1975), Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.
Catharine Bond Hill (Born 1954), Trustee since 2017

Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change.

From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Director of Yale-NUS College; and Trustee of Yale University.
Kenneth R. Leibler[3] (Born 1949), Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England’s largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.
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Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
*Jennifer Williams Murphy (Born 1964), Trustee since 2022

Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Previously, a Director of Western Asset Mortgage Capital Corporation.
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Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Marie Pillai (Born 1954), Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer and Treasurer of General Mills, Inc., a global food company.	Member of the Investment Committee of the Bush Foundation, a non-profit organization supporting community problem-solving in Minnesota, North Dakota and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.
George Putnam III (Born 1951), Trustee since 1984	Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh (Born 1952), Trustee since 2017	Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico and Southeast Asia.	Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children’s education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.
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Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Mona K. Sutphen (Born 1967), Trustee since 2020	Partner, Investment Strategies at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University’s School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

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Interested Trustees

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
**Robert L. Reynolds (Born 1952), Trustee since 2008	Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial’s Board of Directors. Until 2023, President and Chief Executive Officer of Putnam Investments, President and Chief Executive Officer of Putnam Management, and member of Putnam Investments’ Board of Directors.	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President’s Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.
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Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
*** Jane E. Trust (Born 1962), Trustee since 2024	Since 2020, Senior Vice President, Fund Board Management, Franklin Templeton. Since 2015, Officer and/or Trustee/Director of 123 funds associated with Franklin Templeton Fund Advisor, LLC (“FTFA”) or its affiliates, and President and Chief Executive Officer of FTFA. From 2018 to 2020, Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”). From 2016 to 2018, Managing Director of Legg Mason & Co. In 2015, Senior Vice President of FTFA.	None.

1 The address of each Trustee/Nominee is 100 Federal Street, Boston, MA 02110.

2 Each Trustee serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed.

3 Mr. Leibler, if re-elected to your fund’s Board, will serve until his retirement on June 30, 2024.

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Resources, Inc. (“Franklin Templeton”), of which Putnam Management is an indirect, wholly-owned subsidiary, and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the funds.

** Trustee who is an "interested person" (as defined in the 1940 Act) of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust, and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his position as an officer of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust and his direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust, and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management.

*** Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Ms. Trust is deemed an “interested person” by virtue of her positions with certain affiliates of Putnam Management.

The Board Policy and Nominating Committee is responsible for recommending nominees for election to the Board of Trustees for its approval. As is described in more detail below, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds, and considers diversity of background, experience, and views. In recommending the election of the nominees as Trustees, the Committee generally considered these matters and the educational, business, and professional experience of each nominee in determining his or her qualifications to serve as a Trustee of the fund, including the nominee’s record of service as a director or trustee of public and private organizations. This included each current Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and

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collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

Independent Trustees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill — Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Jennifer Williams Murphy — Ms. Murphy’s experience as Chief Operating Officer of a major global investment management organization and as Chief Executive Officer of an investment advisory firm specializing in digital assets.

Marie Pillai — Ms. Pillai’s experience as Vice President, Chief Investment Officer and Treasurer of a global food company, her experience in similar positions at a global engineering company, and her experience in corporate and operational finance roles at a global consumer products company.

George Putnam III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh — Mr. Singh’s experience as Chief Operating Officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen — Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as a director of public companies.

Interested Trustees:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of a major mutual fund organization in the United States and his previous role as President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management.

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Jane E. Trust — Ms. Trust’s investment management and risk oversight experience as an executive and portfolio manager and her leadership roles within Franklin Templeton and affiliated entities.

Each of the nominees has agreed to serve as a Trustee, if elected. If any nominee is unavailable for election at the time of the annual meeting, which is not anticipated, the persons designated on the proxy card may vote for other nominees at their discretion or may fix the number of Trustees at fewer than 12 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. The Trustees review and evaluate the fees and operating expenses paid by your fund for these services, typically on an annual basis, and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, all but two of your fund’s Trustees are Independent Trustees, meaning that they are not considered “interested persons” of your fund or Putnam Management. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity, and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, independent counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports and presentations regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ and Putnam Management’s Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls risks.

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The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost-effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the Putnam funds’ financial statements, compliance with legal and regulatory requirements, Codes of Ethics issues, and certain aspects of overseeing Putnam Management’s risk assessment and risk management. This oversight is discharged by regularly meeting with management, the funds’ independent registered public accountants, and the funds’ and Putnam Management’s Chief Compliance Officer, and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds by making recommendations to the Trustees regarding the amount and timing of distributions paid by the funds, and determining such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for dividends and distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. Information about the fees billed to the fund by the funds’ registered public accountant, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ registered public accountant, is included beginning on page 41 of this proxy statement. Each member of the Committee is an Independent Trustee. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/ at the bottom of that page. The Committee currently consists of Mr. Singh (Chair), Dr. Hill, and Mses. Murphy, Pillai, and Sutphen. Mr. Singh, Dr. Hill, and Ms. Murphy have each been designated an “audit committee financial expert” within the meaning of applicable SEC rules.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees, and the conduct of legal affairs for the Putnam funds. The Committee also oversees Putnam Management’s voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of each fund’s shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee also identifies prospective nominees for election as Trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that the recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with the fund’s by-laws and applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential Trustee candidates,

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including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board and its committees at that point in time, and (viii) overall Board composition. The Committee generally believes that the Board benefits from diversity of background, experience, and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/ at the bottom of that page. The Committee is composed entirely of Independent Trustees and currently consists of Mses. Baumann (Chair) and Sutphen, Dr. Hill, and Messrs. Leibler and Putnam.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s (and its affiliates’) practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management (or its affiliates) to obtain brokerage and research services generally useful to it (or its affiliates) in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chair), Leibler, and Putnam, and Mses. Baumann and Domotorffy.

Contract Committee. The Contract Committee reviews and evaluates arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end Putnam funds, and (iii) the engagement of other persons to provide certain material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews certain matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chair), Ahamed, and Leibler, and Mses. Baumann and Domotorffy.

Exchange-Traded Fund Committee. The Exchange-Traded Fund Committee is responsible for assisting the Trustees in their oversight of the Putnam funds that are exchange-traded funds (“ETFs”). The Committee reviews matters arising from time to time relating to the ETFs that are not otherwise within the general subject matter purview of another committee, including, but not limited to: (i) service provider relationships that are specific to the ETFs, (ii) business, industry, legal, and regulatory matters that are specific to the ETFs, (iii) proposals relating to new ETFs, and (iii) transactions involving ETFs. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The current members are Messrs. Ahamed (Chair) and Leibler, Dr. Hill, and Mses. Domotorffy, Murphy, and Sutphen.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam and Ms. Baumann.

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Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management and its affiliates to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chair), Murphy and Sutphen, and Messrs. Ahamed, Reynolds, and Singh. Investment Oversight Committee B currently consists of Mses. Pillai (Chair) and Baumann, Dr. Hill, and Messrs. Leibler and Putnam.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Putnam Management’s oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mr. Singh (Chair), Dr. Hill, and Mses. Murphy, Pillai, and Sutphen.

How large of a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares of each fund beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2023. As a group, the Trustees owned shares in the Putnam funds valued at approximately $72 million, as of December 31, 2023. Ms. Trust did not serve as Trustee during any fund’s most recently completed fiscal year or during the calendar year 2023 and is therefore not included in the tables below.

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Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Managed Municipal Income Trust		Putnam Master Intermediate Income Trust		Putnam Municipal Opportunities Trust		Putnam Premier Income Trust
Liaquat Ahamed	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100
Barbara M. Baumann	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100
Katinka Domotorffy	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100
Catharine Bond Hill	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100
Kenneth R. Leibler	$1-$10,000	195	$1-$10,000	100	$1-$10,000	287	$1-$10,000	100
Jennifer Williams Murphy (1)	$0.00	0	$1-$10,000	299	$0.00	0	$1-$10,000	272
Marie Pillai (1)	$1-$10,000	172	$1-$10,000	310	$1-$10,000	100	$1-$10,000	283
George Putnam III	$10,001-$50,000	3,815	$1-$10,000	2,178	$10,001-$50,000	3,788	$1-$10,000	2,505
Manoj P. Singh	$1-$10,000	171	$1-$10,000	313	$1-$10,000	101	$1-$10,000	276
Mona K. Sutphen	$1-$10,000	149	$1-$10,000	298	$1-$10,000	89	$1-$10,000	268
Interested Trustees
Robert L. Reynolds (2)	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100	$1-$10,000	100
Trustees as a group	$10,001-$50,000	5,002.4790	$10,001-$50,000	3,997.6160	$10,001-$50,000	4,864.6000	$10,001-$50,000	4,203.8200

Name of Trustee/Nominee	Aggregate Dollar Range of Shares Held in All Funds in the Putnam family of funds Overseen by Trustee
Liaquat Ahamed	Over 100,000
Barbara M. Baumann	Over 100,000
Katinka Domotorffy	Over 100,000
Catharine Bond Hill	Over 100,000
Kenneth R. Leibler	Over 100,000
Jennifer Williams Murphy (1)	$10,001-$50,000
Marie Pillai (1)	Over 100,000
George Putnam III	Over 100,000
Manoj P. Singh	Over 100,000
Mona K. Sutphen	Over 100,000
Interested Trustees
Robert L. Reynolds (2)	Over 100,000

(1) Mses. Murphy and Pillai were elected to the Boards of Trustees of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust effective as of July 1, 2022 (and each was elected to the Boards of Trustees of other Putnam funds as of July 1, 2022 or, for a limited number of Putnam funds, as of a later date).

(2) Trustee who is an "interested person" (as defined in the 1940 Act) of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust, and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his position as an officer of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust and his direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust, and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management.

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As of February 29, 2024, none of the Trustees owned any preferred shares of Putnam Managed Municipal Income Trust or Putnam Municipal Opportunities Trust. As of February 29, 2024, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
100 Federal Street
Boston, Massachusetts 02110

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares, and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During the calendar year 2023, each Trustee attended at least 75% of the Board and applicable committee meetings noted for each fund and the average Trustee participated in approximately 36 Board and committee meetings.1

1 Ms. Trust was appointed to the Boards of Trustees of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust and each of the other Putnam funds effective January 26, 2024. Ms. Trust therefore did not attend Board or committee meetings during the calendar year 2023.

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The number of times the full Board and each committee met during calendar year 2023 is shown in the table below:

Board of Trustees	12
Audit, Compliance and Risk Committee	12
Board Policy and Nominating Committee	6
Brokerage Committee	3
Contract Committee	8
Exchange-Traded Fund Committee	5
Executive Committee	1
Investment Oversight Committee A	5
Investment Oversight Committee B	5
Pricing Committee	8

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, and soft dollar expenditures (if applicable);

• by discussing shareholder outreach initiatives with senior management of Putnam Management;

• by reviewing the specific concerns of closed-end fund shareholders;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

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What are the Trustees paid for their services?

Each Independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the funds are Trustees of all of the Putnam funds.

The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a retirement plan in effect for Trustees of Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

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The following tables include the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to December 31, 2023), and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2023. Ms. Trust did not serve as Trustee of the Board during any fund’s recently completed fiscal year or during the calendar year 2023 and is therefore not included in the tables below.

	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)

Trustees/ Officers	Putnam Managed Municipal Income Trust		Putnam Master Intermediate Income Trust		Putnam Municipal Opportunities Trust		Putnam Premier Income Trust
Liaquat Ahamed/2012(2)	$1,369	N/A	$777	N/A	$1,634	N/A	$1,743	N/A
Barbara M. Baumann/2010(2)(3)	$1,480	N/A	$841	N/A	$1,774	N/A	$1,888	N/A
Katinka Domotorffy/2012(2)	$1,369	N/A	$777	N/A	$1,634	N/A	$1,743	N/A
Catharine Bond Hill/2017(2)	$1,027	N/A	$626	N/A	$1,525	N/A	$1,521	N/A
Kenneth R. Leibler/2006(4)	$1,870	N/A	$1,057	N/A	$2,202	N/A	$2,361	N/A
Jennifer Williams Murphy/2022	$1,369	N/A	$777	N/A	$1,085	N/A	$1,588	N/A
Marie Pillai/2022(2)	$104	N/A	$233	N/A	$775	N/A	$829	N/A
George Putnam III/1984(5)	$1,462	$0	$830	$0	$1,748	$0	$1,864	$0
Manoj P. Singh/2017(6)	$1,437	N/A	$817	N/A	$1,719	N/A	$1,833	N/A
Mona K. Sutphen/2020	$1,317	N/A	$747	N/A	$1,487	N/A	$1,678	N/A
Interested Trustee
Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Estimated annual benefits from Putnam	Total compensation from
Trustees/Year	funds complex upon retirement ($)	Putnam funds complex ($)(1)
Liaquat Ahamed/2012(2)	N/A	$368,000
Barbara M. Baumann/2010(2)(3)	N/A	$398,000
Katinka Domotorffy/2012(2)	N/A	$368,000
Catharine Bond Hill/2017(2)	N/A	$368,000
Kenneth R. Leibler/2006(4)	N/A	$503,000
Jennifer Williams Murphy/2022	N/A	$368,000
Marie Pillai/2022(2)	N/A	$368,000
George Putnam III/1984(5)	$130,333	$393,000
Manoj P. Singh/2017(6)	N/A	$386,330
Mona K. Sutphen/2020	N/A	$354,660
Interested Trustee
Robert L. Reynolds/2008(7)	N/A	N/A

(1) As of December 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex.

(2) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2023, no amounts of deferred compensation were payable, including income earned on such amounts, to these Trustees by Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, or Putnam Premier Income Trust.

(3) Includes additional compensation to Ms. Baumann for service as Vice Chair of the Board of Trustees.

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(4) Includes additional compensation to Mr. Leibler for service as Chair of the Board of Trustees.

(5) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(6) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(7) Mr. Reynolds is an "interested person" of the funds and Putnam Management.

Why should you vote for your fund’s nominees?

Your current Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Kenneth R. Leibler, is independent of Putnam Management and has served on the Board for 18 years. He also has extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and has served as a director of various public and private companies;

• 10 of the 12 Trustee nominees are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

Highly Qualified

• The nominees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, and professional services; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and tender offers when in the best interests of all shareholders; a share repurchase program that has made a meaningful contribution to investment return; a significant decrease in 2006 in management fee rates for certain Putnam funds; and various efforts to improve shareholder relations.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The funds do not have a staggered board structure. Every Trustee stands for election at each annual meeting of shareholders.

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What is the voting requirement for electing Trustees?

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum of preferred shares is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive the greatest number of affirmative votes cast by holders of the preferred shares will be elected Trustees. If a quorum of common and preferred shares is present, the applicable number of nominees for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive the greatest number of affirmative votes cast by the holders of the preferred shares and common shares, voting together as a single class, will be elected as Trustees.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, if a quorum is present at the annual meeting, the applicable number of nominees for election as Trustees who receive the greatest number of affirmative votes cast by shareholders will be elected as Trustees.

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

2. CONVERTING PUTNAM MANAGED MUNICIPAL INCOME TRUST TO AN OPEN-END INVESTMENT COMPANY AND APPROVING CERTAIN RELATED AMENDMENTS TO ITS DECLARATION OF TRUST

What is this proposal?

Shareholders of Putnam Managed Municipal Income Trust will have the opportunity to vote at the meeting on the question of whether Putnam Managed Municipal Income Trust should be converted from a closed-end fund to an open-end fund. If the conversion is approved, after the conversion occurs Putnam Managed Municipal Income Trust’s shares would be redeemable directly by the fund at NAV, eliminating any discount of market price to NAV. In order to address the organizational changes necessitated by converting from a closed-end fund to an open-end fund, approval of this proposal would also authorize the Trustees to make such amendments to Putnam Managed Municipal Income Trust’s Declaration of Trust as they may deem necessary or appropriate, generally with a view to conforming the fund’s Declaration of Trust to the form used by Putnam open-end funds.

Why is this question being submitted to shareholders?

As described further below, as a closed-end fund, Putnam Managed Municipal Income Trust’s shares are bought and sold in the securities markets at prevailing prices, which may be equal to, less than, or greater than NAV per share. Putnam Managed Municipal Income Trust’s Declaration of Trust requires that its shareholders be given the opportunity to vote on a proposal to convert the fund from a closed-end fund to an open-end fund if the fund’s common shares have traded at an average discount of more than 10% from its NAV per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each week). The average discount from NAV per share at which Putnam Managed Municipal Income Trust’s shares traded for the 12 weeks ended October 27, 2023 was -10.40%, thereby requiring this proposal to be submitted to shareholders.

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In accordance with its Declaration of Trust, Putnam Managed Municipal Income Trust has previously submitted identical proposals to shareholders at the shareholders’ annual meetings held on the dates appearing in the table below, most recently in 2019. Each proposal failed to obtain the necessary vote (the affirmative vote of a majority of outstanding shares is required in order to pass the proposal):

Date of Vote	Then-Outstanding Shares Voting Against	Then-Outstanding Shares Voting In Favor
April 26, 2019	29.11%	5.88%
April 23, 2015	35.26%	6.12%
October 31, 2007	32.19%	6.30%
October 28, 2005	33.48%	9.06%

What do the Trustees recommend?

Based on the information available to them, the Trustees of Putnam Managed Municipal Income Trust believe that in the current circumstances the continued operation of the fund as a closed-end fund is in the best long-term interests of the fund’s shareholders. Accordingly, the Trustees of Putnam Managed Municipal Income Trust unanimously recommend that shareholders vote “AGAINST” this proposal.

Why are the Trustees recommending a vote against this proposal?

At a meeting of the Board of Trustees held on January 25 and 26, 2024, the Trustees considered the following factors in recommending a vote against converting Putnam Managed Municipal Income Trust to an open-end fund:

Shareholders consciously chose a closed-end investment vehicle. The Trustees presume that shareholders consciously chose to invest in Putnam Managed Municipal Income Trust from among a broad array of investment products available in the marketplace, including open-end funds that invest in similar asset classes, with an understanding of the potential advantages and disadvantages of the closed-end structure. Since the common shares of Putnam Managed Municipal Income Trust are traded on the New York Stock Exchange, shareholders of the fund are able to trade their shares freely throughout the day in response to their individual needs and market developments. As a general matter, absent extraordinary circumstances, the Trustees do not believe it is appropriate to disturb a fundamental investment choice made by shareholders. In this regard, the Trustees considered that, each time an identical proposal to convert Putnam Managed Municipal Income Trust from closed-end to open-end status was submitted to shareholders in the past, fewer than 10% of the fund’s outstanding shares voted in favor of converting the fund in any year.

Investment advantages associated with closed-end structure. The Trustees believe that Putnam Managed Municipal Income Trust’s closed-end structure provides inherent investment advantages not available to open-end fund investors:

• Lower transaction costs (relating to sales and redemptions). As a closed-end fund, Putnam Managed Municipal Income Trust has a stable pool of capital, and does not experience the cash flows associated with sales and redemptions of open-end fund shares. Cash flows can create transaction costs that are borne by open-end fund shareholders. These transaction costs include the costs associated with buying securities following shareholder subscriptions into the fund and the costs associated with selling securities to meet shareholder redemptions.

• More assets at work; fund can be more fully invested. Because Putnam Managed Municipal Income Trust’s shares are not redeemable directly from the fund at NAV like an open-end fund’s shares, Putnam Managed Municipal Income Trust is not required to hold cash and/or short-term, lower-yielding investments in anticipation of possible redemptions, and generally can be more fully invested in securities that Putnam Management believes are appropriate for the fund. In addition, because Putnam Managed Municipal Income Trust is not engaged in a continuous offering of shares like an open-end fund, it is not required to accept cash subscriptions that may require temporary investment in cash and/or short-term, lower-yielding investments pending investment in securities that Putnam Management believes are appropriate for the fund.

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• Enhanced investment flexibility with respect to “illiquid” securities. Because they are required to maintain the ability to honor redemption requests, open-end funds are prohibited by the 1940 Act from investing more than 15% of their assets in illiquid securities. Closed-end funds such as Putnam Managed Municipal Income Trust are not subject to this restriction, although generally the fund has not utilized this flexibility to a significant extent. Illiquid securities may offer attractive investment returns to investors, such as closed-end funds, that are able to hold these securities long term.

Performance relative to comparable open-end fund. Putnam Management has advised the Trustees of its belief that Putnam Managed Municipal Income Trust may be viewed as comparable to Putnam Tax-Free High Yield Fund, an open-end fund managed by Putnam Management. Putnam Management noted that Putnam Managed Municipal Income Trust has employed since inception an investment strategy that is similar to that of Putnam Tax-Free High Yield Fund, notwithstanding that the investment portfolio may have diverged materially from time to time from that of Putnam Tax-Free High Yield Fund.

The Trustees considered the performance of Putnam Managed Municipal Income Trust and Putnam Tax-Free High Yield Fund. Specifically, they considered that on an absolute basis, Putnam Managed Municipal Income Trust has outperformed Putnam Tax-Free High Yield Fund over the one- and ten-year periods ended December 31, 2023 (based on performance at NAV), but underperformed Putnam Tax-Free High Yield Fund, over the three- and five-year periods ended December 31, 2023 (based on performance at NAV), and that on a risk-adjusted basis, Putnam Managed Municipal Income Trust has performed similarly to Putnam Tax-Free High Yield Fund over the one-, three-, five-, and ten-year periods ended December 31, 2023 (risk-adjusted performance refers to various metrics, such as a fund’s “Sharpe Ratio” and “Information Ratio,” that seek to measure the volatility of a fund’s performance). Putnam Management has advised the Trustees of its belief that, while past performance does not predict future returns and while the investment strategies pursued by, and the performance of, Putnam Managed Municipal Income Trust may diverge materially from that of Putnam Tax-Free High Yield in the future, Putnam Management continues to believe in the investment advantages of Putnam Managed Municipal Income Trust’s closed-end structure.

Additional information relating to Putnam Managed Municipal Income Trust’s performance is provided below under the section entitled How has Putnam Managed Municipal Income Trust performed?

What does it mean when fund shares trade at a discount?

Since closed-end funds are not required to redeem their common shares, investors in closed-end funds who wish to liquidate their investment must sell their shares in the secondary markets. To promote the availability of active secondary markets for shareholders who wish to sell their shares, Putnam Managed Municipal Income Trust has listed its common shares for trading on the New York Stock Exchange. Prices in these secondary markets are influenced by several factors, including investment returns at NAV, fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager, and fluctuate over time. Closed-end fund shares generally trade at a discount to their NAV but at times may trade at a premium.

As indicated in the table below, while Putnam Managed Municipal Income Trust’s common shares have traded at a discount to their NAV over more recent periods, the discount has fluctuated over time, and at times the fund’s shares have traded at a premium to NAV. In order to show the range of discounts and premiums at which Putnam Managed Municipal Income Trust’s shares have historically traded, the table below presents both the widest and narrowest discount (or premium) to NAV at which the fund’s shares closed on any trading day over the course of each of the ten most recent calendar years. Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year, and the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and NAV over the course of the years presented in the table.

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Putnam Managed Municipal Income Trust

	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium*
2023	12.66%	-13.26%	-6.00%
2022	6.89%	-8.32%	-3.38%
2021	7.63%	-3.63%	1.18%
2020	0.36%	-19.44%	-3.72%
2019	-0.86%	-11.34%	-4.64%
2018	-7.01%	-13.78%	-9.93%
2017	-3.17%	-7.68%	-5.47%
2016	-2.30%	-10.81%	-5.84%
2015	-7.74%	-12.61%	-9.77%
2014	-4.59%	-11.35%	-8.35%

* The Average Discount/Premium for each calendar year represents the sum of all data points regarding daily discount/premium (determined on the basis of (market price - NAV)/NAV, with NAV and market price determined at the close of each business day) in a calendar year, divided by the number of business days in that calendar year.

How has Putnam Managed Municipal Income Trust performed?

The following table summarizes the annualized total return of Putnam Managed Municipal Income Trust for the periods shown based on the NAV and the market price of its shares. The table also shows the performance of Putnam Managed Municipal Income Trust’s benchmark indices, the median performance of funds in Putnam Managed Municipal Income Trust’s peer group of closed-end funds as determined by Lipper, Inc., an LSEG Company, an independent fund rating agency, and the performance of Putnam Tax-Free High Yield Fund, an open-end fund management by Putnam Management with a comparable investment strategy. Of course, past performance is no guarantee of future returns.

Total Return (Annualized) for Periods Ended December 31, 2023

Putnam Managed Municipal Income Trust	1 year	3 years	5 years	10 years
NAV (net of fees)	10.39%	-1.65%	2.14%	4.43%
Market Price	1.95%	-4.18%	3.14%	4.60%
Bloomberg Municipal Bond Index (external benchmark)	6.40%	-0.40%	2.25%	3.03%
Putnam Tax-Free High Yield Fund (A shares) (comparable open-end fund)	8.00%	-0.36%	2.47%	4.00%
Lipper High Yield Municipal Debt Funds (Closed-End) Category Median	7.92%	-2.37%	1.40%	3.76%

What options have the Trustees considered in formulating their recommendation?

In their deliberations regarding this proposal, the Trustees considered other possible actions that would eliminate the discount by abandoning the closed-end structure, including the following:

• Merging Putnam Managed Municipal Income Trust into Putnam Tax-Free High Yield Fund;

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• Open-ending Putnam Managed Municipal Income Trust; and

• Liquidating Putnam Managed Municipal Income Trust.

For the reasons discussed below, the Trustees concluded that the direct and indirect costs of each of these possible actions would likely outweigh the benefits to shareholders of Putnam Managed Municipal Income Trust at this time. The Trustees noted that different circumstances and market conditions could warrant a different conclusion in the future.

Open-Ending Merger. The Trustees considered the possible merger of Putnam Managed Municipal Income Trust into Putnam Tax-Free High Yield Fund, an open-end fund managed by Putnam Management that has a comparable investment strategy. The Trustees observed that such a merger transaction would be expected to provide Putnam Managed Municipal Income Trust shareholders a modest expense ratio savings due to the somewhat larger size of Putnam Tax-Free High Yield Fund. However, the Trustees determined that the ongoing expense ratio savings were modest when considered in light of the loss of the potential investment advantages that shareholders may realize by investing in a closed-end fund relative to an open-end fund. Since Putnam Managed Municipal Income Trust would be required to redeem its preferred shares prior to an open-ending merger, Putnam Management advised the Trustees that it anticipated that Putnam Managed Municipal Income Trust would likely incur meaningful transaction costs associated with selling securities to redeem its preferred shares. The Trustees noted that these transaction costs would be expected to significantly reduce the expense ratio savings that Putnam Managed Municipal Income Trust shareholders could realize in the near-term in an open-ending merger. The Trustees concluded that, in light of the relatively modest expense ratio savings as compared to the loss of ongoing investment advantages, an open-ending merger was not advisable at this time.

Open-Ending. The Trustees determined that an open-ending of Putnam Managed Municipal Income Trust would generally present the same costs and benefits to its shareholders as a merger, with certain exceptions that would render an open-ending a comparatively worse outcome for shareholders relative to a merger. In this regard, they noted that, in contrast to the lower operating expenses that would be expected for closed-end fund shareholders in connection with a merger, open-ending the fund would likely result in an increase in the expense ratio through the significant reduction in the fund’s asset size following anticipated significant redemptions from shareholders. The Trustees also considered that conversion to an open-end fund may lead to the imposition of 12b-1 fees or other distribution-related expenses that are not currently applicable to closed-end funds, as well as a higher investor servicing fee schedule than is currently applicable to closed-end funds. The Trustees noted the possibility of the newly open-end fund experiencing increased assets over time, since open-end funds may continuously offer new shares to the public and have the ability to increase in size. Growth in the fund’s size following a conversion to an open-end fund could result in efficiencies and the ability to spread fixed costs over a larger pool of assets. However, the Trustees noted their belief that the asset growth prospects for such a new open-end fund were highly speculative.

The anticipated significant redemptions from Putnam Managed Municipal Income Trust shareholders would impose significant liquidity demands on the fund, likely resulting in a combination of (i) investment in cash or highly liquid securities pending these redemptions and (ii) the sale of the most liquid securities in the fund’s portfolio to meet these redemption requests. As a result, the expected significant liquidity demands would likely alter the investment strategies that the fund pursues in a manner that is detrimental to the interests of remaining shareholders. On an ongoing basis, daily liquidity demands would alter the manner in which the fund is managed; see Why are the Trustees recommending a vote against conversion to open-end status? for a discussion of the investment advantages associated with the closed-end structure that would be forgone in connection with an open-ending.

The Trustees concluded that the direct and indirect costs, both quantitative and qualitative, of an open-ending transaction would outweigh the benefits of such a transaction for Putnam Managed Municipal Income Trust shareholders at this time.

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Liquidation. The Trustees also considered the possibility of liquidating Putnam Managed Municipal Income Trust and distributing pro rata its remaining assets (after the payment of expenses, liabilities, etc.) to the fund’s shareholders. The Trustees observed that Putnam Managed Municipal Income Trust generally represents an investment strategy reflective of Putnam Management’s strong fixed income heritage and expertise. The Trustees noted further that Putnam Managed Municipal Income Trust has served shareholders reasonably well, possessing a solid performance track record, and that liquidation would deprive its shareholders of the investment choice they have made. In addition, they considered the possibility that there could be adverse tax consequences to some shareholders from a liquidation (i.e., recognition of capital gains). They concluded that liquidation should be viewed as inadvisable at this time for these reasons.

In considering these possible actions and the current “open-ending” proposal, the Trustees have considered the fact that all shareholders who purchased Putnam Managed Municipal Income Trust’s shares presumably made their choice from among a broad array of investment products available in the marketplace, including open-end funds investing in similar asset classes, with an understanding of the potential advantages and disadvantages of the closed-end structure. Thus, in considering whether to recommend a fundamental change in the structure of Putnam Managed Municipal Income Trust and its investment characteristics, the Trustees have considered whether the closed-end structure of the fund continues to offer the investment advantages contemplated when the fund was originally offered to the marketplace. Especially in light of the steps to attempt to enhance shareholder returns described in more detail below, the Trustees have concluded, based on the information available to them, that Putnam Managed Municipal Income Trust remains a viable investment vehicle and that recent discount levels do not currently justify abandoning the advantages of the closed-end structure by converting the fund to an open-end investment company.

How do the Trustees address trading discounts while maintaining the closed-end structure?

The Trustees have over the years approved a broad range of actions in an effort to reduce or eliminate trading discounts, including a number of actions that were implemented consistent with Putnam Managed Municipal Income Trust’s closed-end structure, including:

• Repurchases by the fund of its shares at prevailing market prices;

• Tender offers by the fund to repurchase its shares at a price above market and below NAV;

• Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares; and

• Amendment of the fund’s dividend policy to establish a targeted monthly distribution rate for common shares.

While these actions may have had a temporary effect on Putnam Managed Municipal Income Trust’s trading discount, there is little industry experience that would suggest a long-term impact. Some of these actions also tend to reduce Putnam Managed Municipal Income Trust’s size over time, which may in turn result in an increase in the fund’s expense ratio and a constraint on the fund’s investment flexibility. To the extent that shares are repurchased at prices below NAV, however, the repurchases enhance the NAV of Putnam Managed Municipal Income Trust’s remaining common shares and the total return at NAV for the remaining common shareholders.

Repurchases of Fund shares. Recognizing the benefit of share repurchases for less than NAV, the Trustees in 2005 authorized for all of the Putnam closed-end funds, including Putnam Managed Municipal Income Trust, a program to conduct open-market repurchases of their outstanding common shares. The Trustees have regularly renewed the program, most recently in September 2023, when the Trustees renewed the repurchase program to permit the funds to repurchase up to 10% of their outstanding common shares (based on shares outstanding as of September 30, 2023) over the twelve months ending September 30, 2024 subject to certain conditions. The Trustees periodically review the program’s impact on investment performance and trading discounts, including

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information provided by Putnam Management regarding the increases in the NAV of remaining shares caused by share repurchases.

The table below shows the aggregate dollar gain to Putnam Managed Municipal Income Trust resulting from share repurchases for less than NAV per share, as well as the approximate annualized contribution (gross of fees) of the share repurchase program to the fund’s returns at NAV from October 25, 2005 (the date shares were first repurchased) through December 31, 2023. The table also shows Putnam Managed Municipal Income Trust’s total return, annualized and net of fees, over the same period.

Fund	Benefit to Fund of Share Repurchases ($)*	Contribution of Share Repurchases to Fund’s Total Return (Annualized) at NAV**	Fund’s Total Return (Annualized) at NAV (net of fees)**
Putnam Managed Municipal Income Trust	$11,041,290	0.16%	4.55%

* “Benefit to Fund of Share Repurchases ($)” is a summation of the daily dollar gains/loss from shares repurchased. The first day profit is calculated using the trade date purchase price.

** “Contribution of Share Repurchases to Fund’s Total Return (Annualized) at NAV” and “Fund’s Total Return (Annualized) at NAV (net of fees)” are compounded returns. The returns are daily profits divided by the previous day’s NAV.

The Trustees believe that the record of the repurchase program to date supports the assertion that share repurchases represent an attractive investment opportunity for Putnam Managed Municipal Income Trust, although the degree to which repurchases benefit the fund depends entirely on the level of trading discounts at which the fund’s shares trade. In addition, there is no guarantee that share repurchases will cause the market price of Putnam Managed Municipal Income Trust’s shares to increase or narrow any existing discounts. The Trustees will continue to monitor the repurchase program and review its impact on Putnam Managed Municipal Income Trust’s investment performance and on trading discounts. The Trustees will also continue to evaluate additional actions that might be taken in an effort to reduce trading discounts.

What are additional differences between a closed-end and an open-end fund?

In addition to the differences noted above, shareholders evaluating this proposal may wish to consider the following:

• Annual shareholder meetings. Putnam Managed Municipal Income Trust is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders. Conversion of Putnam Managed Municipal Income Trust to open-end status would result in termination of the fund’s listing on the New York Stock Exchange, with the result that the fund would no longer be required to hold annual meetings.

• Dividend reinvestment. Shareholders of Putnam Managed Municipal Income Trust currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by the fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from NAV. (At times when Putnam Managed Municipal Income Trust’s shares are trading at a premium over their NAV, such reinvestments are made at the higher of NAV or 95% of market value.) Shareholders of Putnam open-end funds have the option to reinvest their distributions in additional shares at NAV at all times. If Putnam Managed Municipal Income Trust were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below NAV per share because shares of open-end funds may only be purchased and redeemed at NAV.

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• Exchange privileges. Shareholders of retail open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at NAV and without sales charges for shares of the same class of more than 80 retail open-end funds in the Putnam group. Shareholders of Putnam Managed Municipal Income Trust do not have that privilege.

• Distribution expenses. If shareholders approve a conversion to open-end status, in order to increase assets, the Trustees would likely consider commencing a continuous offering of shares of Putnam Managed Municipal Income Trust and might also recommend, subject to shareholder approval, that the fund adopt a distribution plan under Rule 12b-1 under the 1940 Act. Under the current plans for Class A shares of Putnam open-end funds, Putnam Retail Management, those funds’ principal underwriter, receives annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35%.

What changes to Putnam Managed Municipal Income Trust’s Declaration of Trust and other effects would follow if shareholders vote to convert the fund to an open-end investment company?

• Changes to the fund’s Declaration of Trust. Conversion of Putnam Managed Municipal Income Trust from a closed-end fund to an open-end fund would require certain changes to the fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and, therefore, a vote in favor of conversion would also authorize the Trustees to amend the fund’s Declaration of Trust to reflect these changes.

The Declaration of Trust would be amended to require Putnam Managed Municipal Income Trust to purchase all shares offered to it for redemption at a price equal to the NAV of the shares next determined, less any redemption fee or other charges fixed by the Trustees. In addition, to the extent permitted by applicable law, Putnam Managed Municipal Income Trust would be authorized, at its option, to redeem shares held in a shareholder’s account at NAV if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder’s option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to Putnam Managed Municipal Income Trust’s closed-end status, such as the conversion provision that has triggered this proposal. In addition, Putnam Managed Municipal Income Trust’s Declaration of Trust and Bylaws would be amended to remove provisions allowing the issuance of, and otherwise governing the operations of, preferred shares. Finally, if shareholders were to vote to convert Putnam Managed Municipal Income Trust to an open-end fund, the provision in the fund’s Declaration of Trust requiring that Trustees be elected annually at the annual shareholder meeting or at a special meeting in lieu thereof would be eliminated. The Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust.

• 12b-1 Plan. As discussed above, if this proposal is approved by shareholders, to support the marketing of fund shares, the Trustees might also recommend, subject to shareholder approval, that Putnam Managed Municipal Income Trust adopt a distribution plan under Rule 12b-1 under the 1940 Act. The plan the Trustees might recommend could resemble the plans of other Putnam open-end funds, under which Putnam Retail Management, those funds’ principal underwriter, currently receives, with respect to Class A shares, annual distribution fees of 0.25% of net assets, although the applicable plans permit fees of up to 0.35%.

• Timing. If this proposal is approved by shareholders, a number of steps would be required to implement the conversion, including the preparation, filing and effectiveness of an open-end fund registration statement under the Securities Act of 1933 covering the offering of Putnam Managed Municipal Income Trust’s shares (the “Open-End Registration Statement”), the establishment of distribution arrangements, and the negotiation and execution of a new or amended agreement with the fund’s transfer agent. Shareholders of Putnam Managed Municipal Income Trust would bear the costs of the conversion to open-end status. In addition, subject to any necessary Trustee and shareholder approvals, Putnam Managed Municipal Income Trust may propose changes to its investment management agreement. Putnam Managed Municipal Income Trust anticipates that the conversion would become effective during the fall of 2024, although there is no assurance of this, and that the discount, if any,

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at which the fund’s shares trade in relation to its NAV would likely be reduced in anticipation of the ability to redeem shares at NAV upon the completion of the conversion. It is expected that Putnam Managed Municipal Income Trust’s amended Declaration of Trust would not be filed and effective until the Open-End Registration Statement has become effective.

• Shareholder Approval of Certain Items. Should Putnam Managed Municipal Income Trust convert to an open-end investment company, certain aspects of the operation of the fund subsequent to its conversion may need to be approved by the fund’s shareholders before the effectiveness of the conversion. These matters may include, among other things, making changes in Putnam Managed Municipal Income Trust’s fundamental investment policies or investment management contract and associated fee and expense arrangements, and considering the adoption of a distribution plan under Rule 12b-1 under the 1940 Act as described above.

Certain other legal, accounting and other costs would be incurred in connection with the conversion of Putnam Managed Municipal Income Trust to open-end status. These direct costs would be borne by Putnam Management Municipal Income Trust, but would not be expected to increase materially the fund’s expense ratio.

What is the voting requirement for approving the conversion?

Approval of the conversion of Putnam Managed Municipal Income Trust to open-end status and of the related amendments to the fund’s Declaration of Trust requires the “yes” vote of a majority (greater than 50%) of the fund’s outstanding shares.

If approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Putnam Managed Municipal Income Trust would seek to complete this process as soon as reasonably practicable. Until the conversion, Putnam Managed Municipal Income Trust’s shares would continue to be listed and traded on the New York Stock Exchange.

If the conversion is not approved, will Putnam Managed Municipal Income Trust continue in its current form?

Yes. In the event that shareholders do not approve the conversion of Putnam Managed Municipal Income Trust to open-end status, the fund would continue to operate as a closed-end fund.

Based on the information available to them, the Trustees believe that in the current circumstances the continued operation of Putnam Managed Municipal Income Trust as a closed-end fund is in the best long-term interests of its shareholders, and unanimously recommend a vote “AGAINST” the conversion of the fund to open-end status at this time.

Further Information About Voting and the Annual Meeting

Location. As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the COVID-19 pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

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Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the proposals. For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the presence in person or by proxy of a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting, except that for any proposal on which the preferred shares or common shares vote as separate classes, thirty percent of the shares of each class entitled to vote constitutes a quorum for the transaction of business with respect to that proposal by that class.

The tellers will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting authority on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but do not count as votes cast for a proposal. With respect to Proposal 1a and 1b, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to Proposal 2, abstentions and broker non-votes have the effect of a vote against the proposal. Broker non-votes may result in Proposal 2 not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. to act as Trustee or servicing agent for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote the shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval or disapproval, in accordance with the Trustees’ recommendations, of the proposals.

Shareholders who object to a proposal in this Proxy Statement will not be entitled under Massachusetts law or the Agreement and Declaration of Trust of the particular fund to demand payment for, or an appraisal of, their shares.

The Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust each include a provision (together, the “Control Share Provision”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the fund. However, the Control Share Provision is not in effect and will have no impact whatsoever on voting at the annual meeting.

The Control Share Provision is primarily intended to protect the interests of the fund and its shareholders by limiting the risk that the fund will become subject to undue influence by activist investors. As described further below, the Control Share Provision does not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, it entrusts a fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust define a “Control Share Acquisition” to include an acquisition of fund shares (other than remarketed preferred shares of a series existing as of September 18, 2020) that, but for the Control Share Provision, would entitle the beneficial owner, upon the acquisition of such shares, to vote or direct the voting of shares having voting power in the election of Trustees (except for elections of Trustees by preferred shareholders of the fund voting as a separate class) within any of the following ranges: (i)

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one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power.

Shares acquired before September 18, 2020 are excluded from the definition of Control Share Acquisition, although such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Subject to various conditions and procedural requirements set forth in the Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, including the delivery of a “Control Share Acquisition Statement” to the fund’s Clerk setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of fund shareholders, notice of which has not been given before the fund has received the Control Share Acquisition Statement.

On February 23, 2023, the Trustees of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust each determined to exempt all prior, and, until further notice, new purchases of the funds’ shares that might otherwise be deemed Control Share Acquisitions under the Control Share Provision. Thus, as stated above, the Control Share Provision currently has no effect, and will not affect voting at the annual meeting in any way.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against the proposal that have been received from other holders of preferred shares if (i) a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) less than 10% of the outstanding preferred shares have voted against the proposal, and (iii) for any proposal on which common and preferred shares vote together as a single class, the holders of the common shares have approved the proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting. If, however, any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The annual meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of the other Putnam closed-end funds. It is anticipated that all annual meetings will be held simultaneously. However, if any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

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Shareholders have the opportunity to submit their voting instructions over the internet by using a program provided by a third-party vendor selected by Putnam Management or by automated telephone service. To vote online using the internet, please access the internet address listed on the proxy card and follow the instructions on the internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, EQ Fund Solutions (“EQ”) will receive a proxy management fee plus reimbursement for out-of-pocket expenses. EQ will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by EQ will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the project management fees paid to EQ are estimated to be approximately $1,466 for Putnam Managed Municipal Income Trust, $1,466 for Putnam Master Intermediate Income Trust, $1,466 for Putnam Municipal Opportunities Trust, and $1,466 for Putnam Premier Income Trust (approximately $5,864 in the aggregate for all funds). In addition, banks, brokers or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust will incur total costs of approximately $25,010, $24,417, $25,786, and $47,616, respectively, in connection with the proxy campaign (approximately $122,829 in the aggregate for all funds). Other costs associated with the proxy campaign include the expenses of the preparation and printing of proxy materials, and postage, which are estimated to be approximately $15,000. Each fund is bearing all of its proxy campaign costs.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the internet or by telephone, does not affect your right to attend the annual meeting and vote. Proxies, including proxies given by telephone or over the internet, may be revoked at any time before they are voted, either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the internet, or (iv) by attending the annual meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Dates for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 25, 2025, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the next fiscal year. Shareholder proposals that are intended to be included in the proxy statement for that meeting and presented at the 2025 annual meeting must have been received by your fund on or before November 25, 2024. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2025 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal was received by your fund in good order and in compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 26, 2025 and February 25, 2025. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Funds, 100 Federal Street, Boston, Massachusetts 02110.

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Postponement and Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice before the time scheduled for the meeting.

In addition to any ability that the persons named as proxies may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may (but need not) be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendations are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. The funds will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

The record date initially set for a meeting will continue to apply to any adjourned or postponed session of that meeting, unless the Trustees fix a new record date for the meeting. If a new record date is fixed for a meeting, any proxy received by a fund from a shareholder who was a shareholder of record on both the record date originally set for the meeting and the new record date for the meeting will remain in full force and effect unless explicitly revoked by the shareholder.

Duplicate mailings. As permitted by SEC rules, the funds’ practice is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact EQ Fund Solutions by phone at 1-800-967-5051 or contact Putnam Investments by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investments, P.O. Box 219697,

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Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www.putnam.com/individual.

Fund Information

Putnam Investment Management, LLC. Putnam Management is the funds’ investment adviser and is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating as Franklin Templeton. The address of Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. Putnam Management also acts as the funds’ administrator.

Putnam Investments Limited. Putnam Investments Limited (“PIL”) is a registered investment adviser that has been retained by Putnam Management as investment sub-adviser or sub-manager with respect to a portion of the assets of the funds, and is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. The address of PIL is 16 St. James’s Street, London, SW1A 1ER, U.K.

The funds do not have a distributor or principal underwriter.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. The Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP are expected to be available or present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam Managed Municipal Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
October 31, 2023	$76,739	$0	$9,166	$0
October 31, 2022	$73,329	$0	$9,108	$0

Putnam Master Intermediate Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2023	$177,492	$0	$15,196	$0
September 30, 2022	$153,300	$0	$13,297	$0

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Putnam Municipal Opportunities Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
April 30, 2023	$67,321	$0	$9,987	$0
April 30, 2022	$65,322	$0	$9,094	$0

Putnam Premier Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
July 31, 2023	$194,526	$0	$14,281	$0
July 31, 2022	$156,465	$0	$13,865	$0

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management, and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam Managed Municipal Income Trust	Oct. 31, 2023: $229,798	Oct. 31, 2022: $307,391
Putnam Municipal Opportunities Trust	April 30, 2023: $251,998	April 30, 2022: $338,045
Putnam Master Intermediate Income Trust	Sept. 30, 2023: $235,828	Sept. 30, 2022: $311,580
Putnam Premier Income Trust	July 31, 2023: $256,024	July 31, 2022: $342,816

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain affiliated companies of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why the work should be performed by that particular audit firm as opposed to another one. In reviewing these requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

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Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was approved in advance by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

Putnam Managed Municipal Income Trust	Fiscal year ended 2023: $226,632	Fiscal year ended 2022: $298,283
Putnam Municipal Opportunities Trust	Fiscal year ended 2023: $242,011	Fiscal year ended 2022: $328,951
Putnam Master Intermediate Income Trust	Fiscal year ended 2023: $220,632	Fiscal year ended 2022: $298,283
Putnam Premier Income Trust	Fiscal year ended 2023: $241,743	Fiscal year ended 2022: $328,951

The Audit, Compliance and Risk Committee of the funds has submitted the following report:

The Audit, Compliance and Risk Committee has reviewed and discussed with management of the funds the audited financial statements of each fund for the last fiscal year. The Audit, Compliance and Risk Committee has discussed with each fund’s independent auditor the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS No. 61), as amended, supplemented or superseded from time to time. The Audit, Compliance and Risk Committee has received the written disclosures and the letter from each fund’s independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit, Compliance and Risk Committee concerning independence and has discussed with the independent auditor its independence. Based on the foregoing review and discussions, the Audit, Compliance and Risk Committee recommended to the Trustees that each fund’s audited financial statements for the last fiscal year be included in each fund’s annual report to shareholders.

Manoj P. Singh (Chairperson)
Katinka Domotorffy
Catharine Bond Hill
Jennifer Williams Murphy

Marie Pillai

Section 16(a) Reports. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, require each fund’s officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a fund’s shares, to file reports of ownership and changes in ownership with the SEC and the NYSE. Based solely on a review of the reports filed with the SEC and upon representations that no additional Section 16(a) forms were required to be filed, each of Putnam Premier Income Trust, Putnam Master Intermediate Income Trust, and Putnam Managed Municipal Income Trust believes that (during its most recently completed fiscal year), and Putnam Municipal Opportunities Trust believes that (during its current fiscal year), all Section 16(a) filing requirements applicable to each fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

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Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.
Stephen J. Tate (Born 1974) Vice President and Chief Legal Officer	Since 2021

Deputy General Counsel, Franklin Templeton and Secretary, Putnam U.S. Holdings I, LLC (“Putnam Holdings”), Putnam Management and Putnam Retail Management (2024 – Present).

General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004-2023).

James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016	Chief Compliance Officer, Putnam Holdings and Putnam Management (2016 – Present). Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).
Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.
Kevin R. Blatchford (Born 1967) Vice President and Assistant Treasurer	Since 2024	Director, Financial Reporting, Putnam Holdings
Kelley Hunt (Born 1984) AML Compliance Officer	Since 2024	Manager, U.S. Financial Crime Compliance, Franklin Templeton
Janet C. Smith (Born 1965) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2007	Head of Fund Administration Services, Putnam Holdings and Putnam Management.
Alan G. McCormack[5] (Born 1964) Vice President and Derivatives Risk Manager	Since 2022	Head of Quantitative Equities and Risk, Putnam Management.
Martin Lemaire[5] (Born 1984) Vice President and Derivatives Risk Manager	Since 2022	Risk Manager, Putnam Management (2020 – Present). Risk Analyst, Putnam Management (2016 – 2020).
Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1 The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death, or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Net assets of your fund as of December 31, 2023

Putnam Managed Municipal Income Trust	$313,216,325.08*
Putnam Master Intermediate Income Trust	$167,522,858.08
Putnam Municipal Opportunities Trust	$371,520,740.14*
Putnam Premier Income Trust	$371,492,463.09

* Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

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Shares outstanding of your fund as of February 14, 2024

	Putnam Managed Municipal Income Trust	Putnam Master Intermediate Income Trust	Putnam Municipal Opportunities Trust	Putnam Premier Income Trust

Common	46,431,063.519	48,338,471.693	31,811,052.648	96,268,784.775
Series A Preferred	240	—	—	—
Series B Preferred	—	—	2,876	—
Series C Preferred	1,507	—	2,673	—

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5% Beneficial Ownership. As of February 29, 2024, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

		Percentage
Fund Shareholder Name and Address	Holdings	Owned
Putnam Managed Municipal Income Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	44,717,179.000	96.36%
Putnam Master Intermediate Income Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	46,139,731.000	95.45%
Sit Investment Associates, Inc.** Sit Fixed Income Advisors II, LLC
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	20,596,978	42.42%
Putnam Municipal Opportunities Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	30,791,507.000	97.20%

		Percentage
Fund Shareholder Name and Address	Holdings	Owned
Putnam Premier Income Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	90,748,566.000	94.27%
Sit Investment Associates, Inc.** Sit Fixed Income Advisors II, LLC
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	19,792,543	20.19%
First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187	8,565,584	8.74%

• Believed to hold shares only as nominee.

** Sit Investment Associates, Inc. and Sit Fixed Income Advisors II, LLC reported beneficial ownership as of December 1, 2023 (with respect to Putnam Master Intermediate Income Trust) and as of January 4, 2024 (with respect to Putnam Premier Income Trust) in 13D/A filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

# First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2023 in a 13G/A filing with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

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Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:
Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com

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Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 26, 2024

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 26, 2024, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 967-5051. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2024. The proxy statement of the Fund is available at:** https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92456511_3

Putnam Managed Municipal Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B AND RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

	FOR ALL	**WITHHOLD ALL**	**FOR ALL EXCEPT***
1B. Electing your Fund's nominees for Trustees.	○	○	○

Nominees:

01) Liaquat Ahamed
02) Barbara M. Baumann
03) Catharine Bond Hill
04) Kenneth R. Leibler
05) Jennifer Williams Murphy
06) Marie Pillai
07) Robert L. Reynolds
08) Manoj P. Singh
09) Mona K. Sutphen
10) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THE TRUSTEES RECOMMEND A VOTE **AGAINST** PROPOSAL 2.	**FOR**	**AGAINST**	**ABSTAIN**
2. Converting Putnam Managed Municipal Income Trust to an Open-End Investment Company and approving certain related amendments to its Declaration of Trust.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92456511_3

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 26, 2024

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 26, 2024, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 967-5051. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2024. The proxy statement of the Fund is available at:** https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92454581_3

Putnam Managed Municipal Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B AND RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	O	O	O

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

	FOR ALL	**WITHHOLD ALL**	**FOR ALL EXCEPT***
1B. Electing your Fund's nominees for Trustees.	O	O	O

Nominees:

01) Liaquat Ahamed	05) Kenneth R. Leibler	09) Robert L. Reynolds
02) Barbara M. Baumann	06) Jennifer Williams Murphy	10) Manoj P. Singh
03) Katinka Domotorffy	07) Marie Pillai	11) Mona K. Sutphen
04) Catharine Bond Hill	08) George Putnam III	12) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THE TRUSTEES RECOMMEND A VOTE **AGAINST** PROPOSAL 2.

	FOR	**AGAINST**	**ABSTAIN**
2. Converting Putnam Managed Municipal Income Trust to an Open-End Investment Company and approving certain related amendments to its Declaration of Trust.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92454581_3

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MASTER INTERMEDIATE INCOME TRUST

Annual Meeting of Shareholders, April 26, 2024

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Master Intermediate Income Trust, appoint Trustees George Putnam III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on April 26, 2024, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 967-5051. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2024. The proxy statement of the Fund is available at:** *https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf*

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92453425_3

Putnam Master Intermediate Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **<u>FOR</u>** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **<u>FOR ALL</u>** NOMINEES.			
1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
	○	○	○

Nominees:

01) Liaquat Ahamed	05) Kenneth R. Leibler	09) Robert L. Reynolds
02) Barbara M. Baumann	06) Jennifer Williams Murphy	10) Manoj P. Singh
03) Katinka Domotorffy	07) Marie Pillai	11) Mona K. Sutphen
04) Catharine Bond Hill	08) George Putnam III	12) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92453425_3

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 26, 2024

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 26, 2024, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 967-5051. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2024. The proxy statement of the Fund is available at:** https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92571999_2

Putnam Municipal Opportunities Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **<u>FOR</u>** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **<u>FOR ALL</u>** NOMINEES.

1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
	○	○	○

Nominees:

01) Liaquat Ahamed
02) Barbara M. Baumann
03) Catharine Bond Hill
04) Kenneth R. Leibler
05) Jennifer Williams Murphy
06) Marie Pillai
07) Robert L. Reynolds
08) Manoj P. Singh
09) Mona K. Sutphen
10) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92571999_2

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 26, 2024

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 26, 2024, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 967-5051. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2024. The proxy statement of the Fund is available at:** https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92454378_3

Putnam Municipal Opportunities Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	O	O	O

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.			
1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
	O	O	O

Nominees:

01) Liaquat Ahamed	05) Kenneth R. Leibler	09) Robert L. Reynolds
02) Barbara M. Baumann	06) Jennifer Williams Murphy	10) Manoj P. Singh
03) Katinka Domotorffy	07) Marie Pillai	11) Mona K. Sutphen
04) Catharine Bond Hill	08) George Putnam III	12) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92454378_3

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM PREMIER INCOME TRUST

Annual Meeting of Shareholders, April 26, 2024

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Premier Income Trust, appoint Trustees George Putnam III and Kenneth R. Leibler, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Premier Income Trust. The meeting will take place on April 26, 2024, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 967-5051. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2024. The proxy statement of the Fund is available at:** *https://www.putnam.com/static/pdf/email/putnamfunds-proxy-statement.pdf*

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92456038_3

Putnam Premier Income Trust # PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 12.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 12.	○	○	○
THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.			
1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
	○	○	○

Nominees:

01) Liaquat Ahamed	05) Kenneth R. Leibler	09) Robert L. Reynolds
02) Barbara M. Baumann	06) Jennifer Williams Murphy	10) Manoj P. Singh
03) Katinka Domotorffy	07) Marie Pillai	11) Mona K. Sutphen
04) Catharine Bond Hill	08) George Putnam III	12) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

92456038_3